Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: April 1, 2018 - April 30, 2018

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committe appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplcmcnt Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Schedule of Disbursements by Debtor Entity	MOR-la	x
Schedule of Debtor Bank Account Balances	MOR-lb	x
Schedule of Professional Fees and Expenses Paid	MOR-lc	x
Copies of bank statements				Certification Attached
Cash disbursements journals				Certification Attached
Bank reconciliation				Certification Attached
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes				Certification Attached
Copies of IRS Form 6123 or payment receipt				Certification Attached
Copies of tax returns filed during reporting period				Certification Attached
Summary of Unpaid Postpetition Debts
Summary of Unpaid Post Petition Accounts Payables	MOR-4	x
Accounts Receivable Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Stephen Moglia	5/30/18
Signature of Authorized Individual*	Date

Stephen Moglia	VP, CAO
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Notes:

The last four digits of Debtor’s federal tax identification number are (8822). The Debtor’s mailing address for purposes of this chapter 11 case is 3344 North Torrey Pines Court, Suite 200, La Jolla, CA, 92037.

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: April 1, 2018 - April 30, 2018

CERTIFICATION REGARDING POST-PETITION BANK ACCOUNT

RECONCILIATIONS, CASH DISBURSEMENT JOURNALS AND

COMPLIANCE AND PAYMENT OF POST-PETITION TAXES

I, Stephen Moglia, Chief Accounting Officer, of Orexigen Therapeutics, Inc. (the “Debtor”) hereby certify the following:

1. Attached to MOR-1 is a listing of the Debtor’s bank accounts, by account number, and the opening and closing balances. These accounts are reconciled monthly in accordance with the Debtor’s ordinary course accounting practices and are available to the United States Trustee upon request.

2. Cash disbursement journals are maintained in accordance with the Debtor’s ordinary course accounting practices and are available to the United States Trustee upon request.

3. To the best of my knowledge and belief, the Debtor is current on all post-petition taxes, and no post-petition tax amounts are past due.

/s/ Stephen Moglia	5/30/18
Stephen Moglia	Date
Chief Accounting Officer

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: April 1, 2018 - April 30, 2018

Notes to Monthly Operating Report

Debtor in Possession Financial Statements

The financial statements and supplemental information presented in this Monthly Operating Report (“MOR”) have been prepared using the Debtor’s books and records solely to comply with the requirements of the monthly reporting requirements under the United States Bankruptcy Code and those of the United States Trustee for Region Three.

The financial statements and supplemental information presented herein are unaudited, preliminary in nature, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. These preliminary unaudited financial statements and other information represent the Debtor’s good faith attempt to comply with the requirements of the United States Bankruptcy Code and those of the United States Trustee using the resources available. This information is limited in scope to the requirements of this report.

These preliminary unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtor believes that the financial information could be subject to changes, which could be material. Certain totals may not sum due to rounding.

All related tax implications are not currently reflected in the preliminary unaudited financial statements herein. The financial impact of potential tax and other adjustments on the accompanying preliminary unaudited financial statements cannot be determined at this time.

There may be adjustments to the opening balance sheet as of March 12, 2018 that will impact these accompanying preliminary unaudited financial statements. ASC 805 permits a one-year measurement period in which the opening balance sheet can be adjusted if additional information becomes available.

Liabilities Subject to Compromise

As a result of the commencement of the Debtor’s chapter 11 case, the payment of certain prepetition indebtedness of the Debtor is subject to compromise or other treatment under a plan of reorganization.

Reorganization Items

ASC 852 requires expenses and income directly associated with the Debtor’s chapter 11 cases to be reported separately in the income statement as reorganization items. Reorganization items include expenses related to legal advisory and representation services, and other professional consulting and advisory services. Reorganization costs also include adjustment to record debt at the estimated amount of the claim.

Litigation

The Debtor is subject to lawsuits and claims that arise out of its operations in the normal course of business. Prior to the petition date, the Debtor was the defendant to various legal proceedings, described in detail in the most recent publicly filed financial statements, which are stayed during the course of the chapter 11 bankruptcy proceedings.

There are uncertainties inherent in any litigation and appeal and the Debtor cannot predict the outcome. At this time the Debtor is unable to estimate possible losses or ranges of losses that may result from such legal proceedings described in detail in the most recent publicly filed financial statements, and it has not accrued any amounts in connection with such legal proceedings in the financial statements herein, other than attorney’s fees accrued prior to the petition date.

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: April 1, 2018 - April 30, 2018

MOR-1

Consolidated Schedule of Cash Receipts and Disbursements (I)

For the Period: April 1, 2018 - April 30, 2018

(Unaudited)

$ USD ‘000s	April 1, 2018 - April 30, 2018	Cumulative Since Filing
Beginning Cash Balance (Book)	$14,678	$21,372

Receipts
Operating Receipts	3,717	8,979
Miscellaneous Receipts	110	217

Total Receipts	3,827	9,196

Operating Disbursements
Payroll & Benefits / Contractors	(1,862)	(2,787)
Inventory	(1,420)	(2,120)
Manufacturing and Logistics	(1)	(8)
Gross to Net Disbursements	(11,869)	(12,321)
Marketing / Commercial Operations	(3,410)	(12,887)
Ordinary Course Professionals	(l )	(1)
Rent / Facilities / Equipment	(141)	(141)
Insurance	(76)	(76)
IT / Utilities	(55)	(74)
Regulatory and Compliance	(6)	(7)
Other G&A	(182)	(218)

Total Operating Disbursements	(19,024)	(30,640)

Operating Cash Flow	(15,197)	(21,444)

Reorganization Costs
DIP Loan Interest and Fees	(3)	(53)
US Trustee Fees	(121)	(121)
Restructuring Professional Fees	(439)	(439)

Total Reorganization Costs	(562)	(612)

Total Disbursements	$(19,586)	$(31,252)

Lender Professional Fees	—	(397)

Net Cash Flow	$(15,760)	$(22,453)

DIP Draw - Cash	5,600	5,600

Ending Cash Balance (Book)	$4,519	$4,519

Notes:

(1)	The Schedule of Cash Receipts and Disbursements is presented on a book basis.

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: April 1, 2018 - April 30, 2018

MOR - 1a

Schedule of Disbursements by Debtor Entity (1)

For the Period: April 1, 2018 - April 30, 2018

(Unaudited)

$ USD ‘000s Debtor	April 1, 2018 - April 30, 2018	Cumulative Since Filing
Orexigen Therapeutics, Inc.	$19,586	$31,649

Total	$19,586	$31,649

Notes:

(1)	The Schedule of Disbursements is presented on a book basis.

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: April 1, 2018 - April 30, 2018

MOR - 1b

Schedule of Debtor Bank Account Balances (1)

For the Period: April 1, 2018 - April 30, 2018

(Unaudited)

$ USD ‘000s Debtor	Bank	Last Four Digits Account No.	Account Description	Beginning Balance 4/1/2018	Ending Balance 4/30/2018
Orexigen Therapeutics, Inc.	Silicon Valley Bank	6813	General checking	$6	$15
Orexigen Therapeutics, Inc.	Silicon Valley Bank	1180	Zero-balance lockbox	—	—
Orexigen Therapeutics, Inc.	Silicon Valley Bank	3036	Sweep account	7,770	6,310
Orexigen Therapeutics, Inc.	Silicon Valley Bank	7307	Utility adequate assurance	10	10
Orexigen Therapeutics, Inc.	Silicon Valley Bank	5177	Collateral	100	100
Orexigen Therapeutics, Inc.	U.S. Bank	4219	Investment account(2)	7,159	l
Orexigen Therapeutics, Inc.	State Street Bank & Trust	2355	Investment account(2)	—	—
Orexigen Therapeutics, Inc.	Wells Fargo	3348	Foreign wire transfer account(2)	—	—
Orexigen Therapeutics, Inc.	JMP Securities LLC	0041	Investment account(2)	—	—

Total Bank Account Balances				$15,046	$6,436

Notes:

(1)	The Consolidated Schedule of Cash Receipts and Disbursements (MOR-1) and Schedule of Disbursements by Debtor Entity (MOR-1a) represent book balances while MOR-1b represents bank balances. The balances differ primarily due to the bank’s delayed recording of intrabank activity between the general checking and sweep accounts.
(2)	Account was closed in April 2018.

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: April 1, 2018 - April 30, 2018

MOR - 1c

Schedule of Professional Fees and Expenses Paid

For the Period: April 1, 2018 - April 30, 2018

(Unaudited)

					Month Ended 4/30/18		Cumulative Since Filing
Payee	Category	Payor	Date	Period Covered	Fees	Expenses	Fees	Expenses
Retained Professionals
Perella Weinberg Partners[1]	Debtor Investment Banker	Orexigen Therapeutics, Inc.	4/18/2018	3/12/2018 - 4/30/2018	$437,500	$1,738	$437,500	$1,738

Other Restructuring Professionals
Wilmington Trust, National Association	DIP Administrative Agent	Orexigen Therapeutics, Inc.					$50,000	$—
Arnold & Porter Kaye Scholer LLP	DIP Administrative Agent Counsel	Orexigen Therapeutics, Inc.					60,650	—
Quinn Emanuel Urquhart & Sullivan, LLP	DIP Lenders Counsel	Orexigen Therapeutics, Inc.					172,846	236
Brown Rudnick LLP	DIP Lender Counsel	Orexigen Therapeutics, Inc.					109,548	711
Whiteford Taylor Preston	DIP Lenders Local Counsel	Orexigen Therapeutics, Inc.					53,131	140

Total					$437,500	$1,738	$883,674	$2,825

Notes:

(1)	The 4/18/2018 Perella Weinberg Partners payment was a clerical error and paid prior to the filing of a fee application. The amount paid will be offset against future fee applications filed.

In re: Orexigen Therapeutics, Inc. Debtor	Case No. 18-10518 (KG) Reporting Period: April 1, 2018 - April 30, 2018

MOR - 2

Statement of Operations

For the Period: April 1, 2018 - April 30, 2018

(Unaudited)

$ USD ‘000s	April 1, 2018 - April 30, 2018	March 12 - April 30, 2018
Net product sales	$6,235	$12,267
Cost of product sales	(1,519)	(2,737)
Operating expenses:
Research and development	(794)	(1,177)
Selling, general and administrative	(10,468)	(15,803)
Amortization expense of intangible assets	(661)	(1,088)

Total operating expenses	(11,923)	(18,068)

Loss from operations	(7,207)	(8,538)

Other income/(expense):
Interest income	158	246
Refundable tax credit(2)	1,300	1,300
Interest expense	(147)	(305)

Total other income (expenses)	1,311	1,241

Net loss	(5,897)	(7,298)

Reorganization expenses(l)	(3,163)	(170,739)

Net loss	$(9,060)	$(178,037)

Notes:

(1)	Reorganization expenses includes the write up of the notes to the principle balance and the elimination of the debt discount and debt costs related to the 2013 debt.
(2)	Refundable tax credit includes refundable alternative minimum tax as created by the Tax Cuts and Jobs Act.

In re: Orexigen Therapeutics, Inc. Debtor	Case No. 18-10518 (KG) Reporting Period: April 1, 2018 - April 30, 2018

MOR - 3

Balance Sheet

(Unaudited)

	Orexigen Therapeutics, Inc.
$ USD ‘000s	As of March 11, 2018	As of April 30, 2018
Assets
Current assets:
Cash and cash equivalents	$21,372	$4,519
Accounts receivable, net	19,203	37,579
Inventory	8,857	8,161
Prepaid expenses and other current assets	6,868	12,586
Intercompany receivable(2)	93,353	93,549

Total current assets	149,653	156,393
Non-current assets:
Property and equipment, net	543	498
Investment in Subsidiary(2)	19,000	19,000
Intangible assets	66,566	65,479
Other long-term assets	588	1 ,623
Restricted cash	100	110

Total assets	$236,450	$243,103

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable (1)	925	2,965
DIP Loan	—	5,600
Accrued expenses	3,921	14,139

Total current liabilities:	4,846	22,704

Total liabilities not subject to compromise	4,846	22,704
Total liabilities subject to compromise	110,381	279,401
Series Z preferred stock	3,343	—
Stockholders’ equity (deficit)	117,880	(59,002)

Total liabilities and stockholders’ equity (deficit)	$236,450	$243,103

Notes:

(1)	Accounts payable includes pre-petition amounts approved by the Court and paid post-petition.
(2)	Investment in Subsidiary $19m reclassed from Intercompany Receivable at March 11, 2018 to properly align for reporting.

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: April 1, 2018 - April 30, 2018

MOR-4

Summary of Unpaid Post Petition Accounts Payables

As of April 30, 2018

(Unaudited)

$ USD ‘000s
			Number of Days Past Due
Post-Petition Accounts Payable Aging	Current	0-30	31-60	61-90	Over 90	Total
Post-Petition Accounts Payable (1)	$2,761	$137	$—	$—	$—	$2,898

	$2,761	$137	$—	$—	$—	$2,898

Notes:

(1)	The above figures represent post petition trade payables recorded in the Debtors’ subledger.

In re: Orexigen Therapeutics, Inc.	Case No. 18-10518 (KG)
Debtor	Reporting Period: April 1, 2018 - April 30, 2018

MOR-5

Accounts Receivable Aging

As of April 30, 2018

(Unaudited)

$ USD ‘000s
Accounts Receivable Aging	Current	0-30 Days	31-60 Days	61-90 Days	91 Days +	Total
Accounts Receivable, net	$24,097	$11,514	$1,890	$36	$42	$37,579

	$24,097	$11,514	$1,890	$36	$42	$37,579

Debtor Questionnaire

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	x
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

x